SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement

CLAIRE’S STORES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

(1)	Set forth the amount on which the filing fee is calculated and state how it was determined.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
STOCK OWNERSHIP
ELECTION OF DIRECTORS
MANAGEMENT
EXECUTIVE COMPENSATION
CORPORATE PERFORMANCE GRAPH
RELATIONSHIP WITH OUR INDEPENDENT AUDITORS
FEES PAID TO OUR INDEPENDENT AUDITORS
MISCELLANEOUS
INFORMATION CONCERNING SHAREHOLDER PROPOSALS
OTHER MATTERS

CLAIRE’S STORES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 27, 2002

Date:	Thursday, June 27, 2002
Time:	11:30 a.m., New York City Time
Place:	The St. Regis Fontainebleau Room Two East 55th Street at Fifth Avenue New York, New York 10022

      At the meeting, shareholders will act on the following matters:

1.	Election of seven directors to serve, each for a one-year term; and

2.	Any other matters properly brought before the shareholders at the meeting.

      Shareholders of record at the close of business on April 26, 2002 are entitled to notice of, and to vote at the meeting or at any postponements or adjournments of the meeting.

By order of the Board of Directors,

MARLA L. SCHAEFER
Vice Chairman of the Board and Secretary

June 3, 2002

YOUR VOTE IS IMPORTANT

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR PROXIES, AS THE CASE MAY BE, AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

CLAIRE’S STORES, INC.

3 S.W. 129th Avenue
Pembroke Pines, Florida 33027

PROXY STATEMENT

       This proxy statement contains information related to our annual meeting of shareholders to be held on June 27, 2002, beginning at 11:30 a.m. New York City time, at The St. Regis, Two East 55th Street, at Fifth Avenue, New York, New York, and at any adjournments or postponements thereof. The approximate date that this proxy statement, the accompanying notice of annual meeting and the enclosed form of proxy or proxies, as the case may be, are first being sent to shareholders is June 6, 2002. You should review this information in conjunction with our 2002 annual report to shareholders which accompanies this proxy statement.

ABOUT THE MEETING

What is the purpose of the annual meeting?

      At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of seven directors. In addition, our management will report on the performance of Claire’s during fiscal 2002 and respond to questions from shareholders.

Who is entitled to notice of, and to vote at the meeting?

      Only shareholders of record at the close of business on the record date, April 26, 2002, are entitled to receive notice of the annual meeting and to vote the shares of common stock and Class A common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon and each outstanding share of Class A common stock entitles its holder to cast ten votes on each matter to be voted upon.

Who can attend the meeting?

      All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate combined voting power of the shares of common stock (one vote per share) and Class A common stock (ten votes per share) outstanding as of the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 45,952,920 shares of our common stock were outstanding and 2,824,637 shares of our Class A common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting but will not be counted as votes cast “for” or “against” any given matter.

      If less than a majority of the aggregate combined voting power of the outstanding shares of common stock and Class A common stock entitled to vote are represented at the meeting, a majority of the votes present, either in person or by proxy, at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How do I vote?

      If you complete and properly sign the accompanying proxy card(s), and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card(s) in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Can I vote by telephone or electronically?

      If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

      The deadline for voting by telephone or electronically is 11:59 p.m. on June 26, 2002.

Can I change my vote after I return my proxy card(s)?

      Yes. Even after you have submitted your proxy card(s), you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card(s) bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy or proxies, as the case may be.

What are the board’s recommendations?

      Unless you give other instructions on your proxy card(s), the persons named as proxy holders on the proxy card(s) will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

•	for the election of the nominated slate of directors. See “Election of Directors.”

      The board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate nominees for director. In the event that any other matter should properly come before the meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each item?

      Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

      Other Items. In the event other items are properly brought before the shareholders at the meeting, the affirmative vote of a majority of the votes cast (either in person or by proxy) at the meeting by the holders of the outstanding shares of common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class, will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

What is the effect of “broker non-votes”?

      If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

      We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of both classes of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

Can I see a list of the shareholders entitled to vote?

      Any shareholder of record as of the record date may look at the complete list of the shareholders that are entitled to vote at the annual meeting so long as it is for a purpose germane to the annual meeting. The list will be available in these circumstances, during normal business hours, at our offices located at 350 Fifth Avenue, New York, New York 10118 for a period of ten days prior to the meeting and at the meeting itself.

What should I have received to enable me to vote?

      Your package from us should contain this proxy statement, the accompanying notice of annual meeting, a common stock proxy card and/or a Class A common stock proxy card, as applicable, and our 2002 annual report to shareholders. This package is being mailed on or about June 6, 2002.

STOCK OWNERSHIP

      The following table shows the number of shares of common stock and Class A common stock beneficially owned as of April 26, 2002 by the following individuals or groups:

•	each person who we know beneficially owns more than 5% of either class of our common stock;

•	each director;

•	each nominee for director;

•	each executive officer named in the Summary Compensation Table; and

•	all of our directors and executive officers as a group.

      The table also sets forth, in its final column, the combined voting power of the voting securities on all matters presented to the shareholders for their approval, except for such separate class votes as are required by Florida law.

      Unless otherwise indicated, the address for each named person is c/o Claire’s Stores, Inc., 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027 and each named person has sole voting and investment power over the shares shown below.

      The number of shares beneficially owned by each named person is based upon information in documents filed by such person with the Securities and Exchange Commission, other publicly available information or information available to us. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The percentage of each class is calculated based upon the total number of shares of each class outstanding on April 26, 2002, plus the total number of outstanding options held by such person that are exercisable within 60 days of that date. Shares issuable upon exercise of outstanding options, however, are not deemed outstanding for purposes of computing percentage ownership of any other person.

			Shares of
	Shares of		Class A
	Common Stock		Common Stock		Combined
	Beneficially	Percent of	Beneficially	Percent of	Percent of
Name and Address	Owned	Class	Owned	Class	Voting Securities

Rowland Schaefer(17)	4,323,698(1)	9.4%	1,780,408(2)	63.0%	29.8%
Kayne Anderson Rudnick	2,901,960	6.3	—	—	3.9
Investment Management, LLC(3) 1800 Avenue of the Stars, Second Floor Los Angeles, California 90067

Neuberger Berman, Inc.	2,405,711	5.2	—	—	3.2
Neuberger Berman, LLC.(4) 605 Third Ave New York, NY, 10158

FMR Corp.(5)	2,899,000	6.3		—	3.9
82 Devonshire Street Boston, Massachusetts 02109

Ira D. Kaplan(17)	226,835(6)	*	—	—	*
Sylvia Schaefer	4,323,698(7)	9.4	1,780,408(8)	63.0	29.8
Bruce G. Miller(19)	185,750	*	—	—	*
220 South Orange Avenue Livingston, New Jersey 07039

Irwin L. Kellner, Ph.D.(19)	500	*	—	—	*
c/o Hofstra University Hempstead, New York 11549

Steven H. Tishman(19)	1,000	*	—	—	*
c/o Robertson Stephens 1633 Broadway New York, New York 10019

E. Bonnie Schaefer(17)	53,125(9)	*	—(10)	—	*
Marla L. Schaefer(17)	56,562(11)	*	5,692(12)	*	*
Mark Smith(18)	117,498(13)	*	—	—	*
Charles L. Ruffner	1,503,562(14)	3.3	375,889(15)	13.3	7.1
c/o Charles L. Ruffner, P.A. 601 Brickell Key Drive Suite 507 Miami, Florida 33131

All directors and current executive officers as a group (7 persons)	4,847,470(16)	10.5	1,786,100	63.2	30.5

*	Less than 1% of the shares outstanding of such class.

(1)	Includes (i) 142 shares held by Schaefer Family Holdings, Inc., a corporation whose controlling shareholder is Mr. Schaefer, (ii) 1,991,164 shares held by RS Family Limited Partnership, a limited partnership whose sole general partner is a corporation controlled by Mr. Schaefer, (iii) 1,588,655 shares held by RS Family Limited Partnership No. 2, a limited partnership whose sole general partner is a corporation controlled by Mr. Schaefer, and (iv) 608,737 shares held by The Rowland Schaefer Trust U/ A DTD 03/05/99, which is revocable by Mr. Schaefer and of which he is the settlor, principal beneficiary and sole trustee. Also includes 135,000 shares subject to currently exercisable options. Does not include 1,503,562 shares held in a trust for the benefit of his children, including Bonnie and Marla Schaefer; Mr. Schaefer disclaims beneficial ownership of these shares.

(2)	Includes 1,780,408 shares held by The Rowland Schaefer Trust U/ A DTD 03/05/99. Does not include 189,843 shares held in a trust for the benefit of his children, including Bonnie and Marla Schaefer, for which Northern Trust Bank is the trustee nor 375,889 shares held in a trust for the benefit of his children, including Bonnie and Marla Schaefer. Mr. Schaefer disclaims beneficial ownership of these shares.

(3)	Based upon Amendment No. 1 to Schedule 13G dated February 13, 2002 filed with the SEC by Kayne Anderson Rudnick Investment Management, LLC. The Schedule 13G indicates that at December 31, 2001, 2,901,960 shares of our common stock were owned by accounts managed by Kayne Anderson Rudnick Investment Management, in its capacity as an investment adviser. Kayne Anderson Rudnick Investment Management disclaims beneficial ownership of these shares.

(4)	Based on a Schedule 13G dated February 12, 2002 filed with the SEC jointly by Neuberger Berman, Inc and Neuberger Berman, LLC. The Schedule 13G indicates that at December 31, 2001, 2,405,711 shares of our common stock were beneficially owned by many unrelated clients to which Neuberger Berman, LLC acted as an investment adviser. Neuberger Berman, Inc. owns 100% of Neuberger Berman, LLC.

(5)	Based upon Amendment No. 4 to Schedule 13G dated February 14, 2002 filed with the SEC jointly by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson. Mr. Johnson is chairman and Ms. Johnson is a director of FMR Corp. and may be deemed to be members of a controlling group with respect to FMR Corp. The Amendment to Schedule 13G indicates that at December 31, 2001, (i) Fidelity Management and Research Company, a wholly owned subsidiary of FMR Corp., was the beneficial owner of 2,845,100 shares of our common stock in its capacity as an investment adviser to various registered investment companies (the power to vote such shares resides solely with the boards of trustees of those investment companies, while the power to dispose of such shares resides with each of Mr. Johnson and FMR Corp.), and (ii) Fidelity Management Trust Company, a bank that is wholly owned by FMR Corp., was the beneficial owner of 53,900 shares of our common stock (the power to vote or dispose of such shares resides with each of Mr. Johnson and FMR. Corp.).

(6)	Includes 93,410 shares issuable upon the exercise of currently exercisable stock options and options exercisable within 60 days.

(7)	Includes the shares beneficially owned by Mr. Schaefer referred to in footnote (1) to the table. Does not include 1,503,562 shares held in a trust for the benefit of Mrs. Schaefer’s children, including Bonnie and Marla Schaefer. Mrs. Schaefer disclaims beneficial ownership as to these shares.

(8)	Includes 1,780,408 shares held by The Rowland Schaefer Trust U/ A DTD 03/05/99. Does not include 189,843 shares held in a trust for the benefit of Mrs. Schaefer’s children, including Bonnie and Marla Schaefer, for which Northern Trust Bank is the trustee, nor 375,889 shares held in a trust for the benefit of Mrs. Schaefer’s children, including Bonnie and Marla Schaefer. Mrs. Schaefer disclaims beneficial ownership as to these shares.

(9)	Includes 53,125 shares subject to currently exercisable stock options and options exercisable within 60 days. Does not include 501,187 shares held for the benefit of Ms. Schaefer under the trust referred to in footnotes (1) and (7) to the table, as to which Ms. Schaefer has no present voting or investment power.

(10)	Does not include 163,264 shares held for the benefit of Ms. Schaefer under the trusts referred to in footnotes (2) and (8) to the table, as to which Ms. Schaefer has no present voting or investment power.

(11)	Includes 53,125 shares subject to currently exercisable stock options and options exercisable within 60 days. Does not include 501,187 shares held for the benefit of Ms. Schaefer under the trust referred to in footnotes (1) and (7) to the table, as to which Ms. Schaefer has no present voting or investment power.

(12)	Does not include 163,264 shares held for the benefit of Ms. Schaefer under the trusts referred to in footnotes (2) and (8) to the table, as to which Ms. Schaefer has no present voting or investment power.

(13)	Includes an aggregate of 99,998 shares issuable upon the exercise of stock options currently exercisable and exercisable within 60 days.

(14)	Represents 1,503,562 shares held in a trust for the benefit of certain of Mr. and Mrs. Schaefer’s children for which Mr. Ruffner is the trustee and as to which shares he disclaims beneficial ownership.

(15)	Represents 375,889 shares held in a trust for the benefit of certain of Mr. and Mrs. Schaefer’s children for which Mr. Ruffner is trustee and as to which shares he disclaims beneficial ownership.

(16)	Includes an aggregate of 334,660 shares issuable upon the exercise of stock options currently exercisable and exercisable within 60 days.

(17)	The named individual is a director, a nominee for director and an executive officer of Claire’s.

(18)	The named individual resigned from his position with our subsidiary, Claire’s Accessories UK, Ltd in May 2002.

(19)	The named individual is a director and a nominee for director.

ELECTION OF DIRECTORS

      The seven persons set forth below, each of whom is currently a director, are proposed to be re-elected as directors at the annual meeting. If elected, each of these directors will hold office until the next annual meeting of shareholders in the year 2002 or until his or her successor is duly elected and qualified. If a nominee becomes unavailable to serve as a director, the board may designate a substitute nominee.

      General Information About Nominees. All of the nominees are currently directors. Each has agreed to be named in this proxy statement and to serve as a director if elected. The following table sets forth certain information with respect to the director nominees. For additional information regarding the nominees for director who also serve as executive officers of ours, see “Management.”

		Present Position	Director of
		with the Company, Principal	the Company
Name	Age	Occupation and Business Experience	Since

Rowland Schaefer	85	President, Chief Executive Officer and Chairman of the Board of Directors of Claire’s	1961
Ira D. Kaplan	43	Senior Vice President and Chief Financial Officer of Claire’s	1999
Bruce G. Miller	60	Director of Claire’s; Managing Director, Financial Institutions Group, of Ryan, Beck & Co., LLC since July 1992	1983
Irwin L. Kellner, Ph.D.	63	Director of Claire’s; Chief Economist of Northfork Bank since January 2000; Chief Economist of CBS Marketwatch since April 1998; Weller Professor of Economics at Hofstra University since August 1997; Chief Economist of Chase Manhattan’s Regional Bank from January 1996 until February 1997; Chief Economist of Chemical Bank from January 1992 until January 1996; Chief Economist of Manufacturers Hanover Trust from June 1980 until January 1992; Director Universal Insurance Holdings	1998
Steven H. Tishman	45	Director of Claire’s; Managing Director of Robertson Stephens, Inc. since November 1999; Senior Managing Director of Bear, Stearns & Co. Inc. from July 1993 until November 1999; Director of Nautica Enterprises, Inc.	1998

		Present Position	Director of
		with the Company, Principal	the Company
Name	Age	Occupation and Business Experience	Since

Marla L. Schaefer(1)	52	Vice Chairman of the Board of Directors of Claire’s since March 1998; Senior Vice President of Claire’s Boutiques since April 1998; Vice President of Fashion Merchandising of Claire’s Boutiques from April 1990 until April 1998; Secretary since April 2002	1990
E. Bonnie Schaefer(1)	49	Vice Chairman of the Board of Directors of Claire’s since January 1999; Vice President — Real Estate of Claire’s Boutiques since 1994	1998

(1)	Each is the daughter of Mr. Rowland Schaefer, our President, Chief Executive Officer and Chairman of the Board.

      Vote Required. The election of directors will be decided by a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of the outstanding shares of our common stock (one vote per share) and Class A common stock (ten votes per share), voting together as a single class.

      The board of directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship to be elected is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominee and for such other person as may be designated by the board of directors, unless directed by a proxy to do otherwise.

      The board recommends shareholders to vote “for” each of the nominees for director set forth above.

MANAGEMENT

      The following table sets forth the names, ages, positions and backgrounds of our current executive officers. Each of these executive officers serves until the election and qualification of such individual’s successor or until his or her death, resignation or removal by the board of directors of the respective company.

Name	Age	Position

Rowland Schaefer	85	Chairman of the Board, President and Chief Executive Officer
Ira D. Kaplan	43	Senior Vice President and Chief Financial Officer
Marla L. Schaefer	52	Vice Chairman of the Board and Secretary
E. Bonnie Schaefer	49	Vice Chairman of the Board

      Rowland Schaefer has been our Chairman of the Board, President and Chief Executive Officer since our inception in 1961. Mr. Schaefer is the father of Marla L. Schaefer and E. Bonnie Schaefer.

      Ira D. Kaplan has been our Chief Financial Officer since September 1990 and our Senior Vice President since April 1997.

      Marla L. Schaefer has been Vice Chairman of our Board since March 1998, our Secretary since April 2002 and Senior Vice President of Claire’s Boutiques, Inc. since April 1998. Ms. Schaefer served as Vice President of Fashion Merchandising of Claire’s Boutiques, Inc. from April 1990 until April 1998. Ms. Schaefer is the daughter of Rowland Schaefer and the sister of E. Bonnie Schaefer.

      E. Bonnie Schaefer has been Vice Chairman of our Board since January 1999 and Vice President — Real Estate of Claire’s Boutiques, Inc. since 1994. Ms. Schaefer is the daughter of Rowland Schaefer and the sister of Marla L. Schaefer.

Meeting Attendance and Committees of the Board

      Our business is managed under the direction of the board. The board meets during our fiscal year to review significant developments affecting us and to act on matters requiring board approval. The board held five formal meetings during the fiscal year ended February 2, 2002. All of our directors attended at least 75% of the board meetings.

      The board has a standing audit committee, which currently consists of Dr. Kellner and Messrs. Miller and Tishman. The members of the audit committee are independent as defined by the listing standards of the New York Stock Exchange. The audit committee represents the board in its relations with our independent public accountants and overseas the financial reporting and disclosures prepared by our management. During fiscal 2002, the audit committee met two times. The functions of the audit committee and its activities during fiscal 2002 are described below under the heading “Report of the Audit Committee.”

      The board has a stock option committee, which currently consists of Dr. Kellner and Messrs. Miller and Tishman. The stock option committee is responsible for administering the Company’s stock option plans. During fiscal 2002, the stock option committee met two times.

      During fiscal 2000, the board appointed a special compensation committee, consisting of Dr. Kellner and Messrs. Miller and Tishman, for the sole purpose of developing and recommending to the board an incentive compensation plan for our Chairman. Upon the special compensation committee’s recommendation, the board approved, and submitted for shareholder approval, the 2000 Incentive Compensation Plan for our Chairman of the Board. Our shareholders approved this Incentive Compensation Plan at the annual meeting held in June 2000. The special compensation committee is responsible for administering this plan. During fiscal 2002, the special compensation committee did not meet.

      The board does not have a standing executive, nominating or compensation committee (except for the stock option committee and special compensation committee described above) or any other committee performing a similar function. The functions customarily attributable to these committees are performed by the board as a whole. Each management director is asked to excuse himself or herself from discussions and decisions regarding his or her performance and compensation.

Report of the Audit Committee

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.

      In accordance with its written charter adopted by our board of directors, the audit committee’s role is to act on behalf of the board of directors in the oversight of our accounting, auditing and financial reporting practices. The audit committee consists of three members, each of whom is “independent” as that term is defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange’s listing standards. A copy of the audit committee’s written charter is attached hereto as Appendix A.

      Management is responsible for our financial reporting process including our system of internal controls, and for the preparation of our consolidated financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. It is the audit committee’s responsibility to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The audit committee does not consist of our employees and it may not be, and may not represent itself to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the audit committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

      In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2001 with management including a discussion of the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2002 with the independent auditors and discussed with them all of the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as amended. In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent auditors their independence from our management and us. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the auditors’ independence and satisfied itself as to such independence.

      Based on the review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to our board of directors, and the board of directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended February 2, 2002, for filing with the Securities and Exchange Commission. The undersigned members of the audit committee have submitted this report to us.

Members of the audit committee

Irwin L. Kellner, Ph.D.
Bruce G. Miller
Steven H. Tishman

EXECUTIVE COMPENSATION

Executive Compensation

      The following table sets forth information concerning compensation awarded to, earned by or paid to our chief executive officer and four other of our other most highly compensated executive officers (one of whom is a former executive officer of our wholly owned subsidiary, Claire’s Accessories UK, Ltd.) who served in such capacities as of February 2, 2002, collectively referred to below as the “named executive officers,” for services rendered to us during each of the past three fiscal years. We also refer you to the Certain Relationships and Related Transactions section in this proxy statement.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long Term Compensation

					Awards	Payouts

				Other Annual	Securities	All Other
	Fiscal			Compensation	Underlying	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	(1)($)	Options(#)	($)(2)

Rowland Schaefer	2002	1,000,000	0	0	25,000	0
Chairman of the Board,	2001	1,000,000	500,000	0	300,000	0
President and Chief Executive	2000	1,000,000	0	0	0	0
Officer of Claire’s
Ira D. Kaplan	2002	346,035	250,000	0	0	20,502
Senior Vice President,	2001	331,273	200,000	0	0	13,166
Chief Financial Officer and	2000	300,000	100,000	0	100,000	13,369
Treasurer of Claire’s
Marla L. Schaefer	2002	330,000	175,000	0	0	22,746
Vice Chairman of the Board	2001	327,115	125,000	0	0	12,719
of Directors of Claire’s	2000	297,115	100,000	0	25,000	8,577
E. Bonnie Schaefer	2002	257,719	175,000	0	0	17,404
Vice Chairman of the Board	2001	252,315	125,000	0	0	10,556
of Directors of Claire’s	2000	268,269	125,000	0	25,000	9,013
Mark Smith(3)	2002	328,135	195,900	0	0	0
Chief Executive of Claire’s	2001	328,125	195,900	0	0	0
Accessories UK, Ltd.	2000	—	—	0	150,000	—

(1)	No amounts for executive perquisites and other personal benefits, securities or property are shown because the aggregate dollar amount per executive is the lesser of either $50,000 or 10% of annual salary and bonus.

(2)	Those amounts represent matching contributions by us under our 401(k) profit sharing plan and our management deferred compensation plan.

(3)	Mr. Smith resigned from his position with Claire’s Accessories UK, Ltd. in May 2002.

Stock Option Grants

      The following table provides information on the grant of stock options to the named executive officers during the fiscal year ended February 2, 2002.

Option Grants In Last Fiscal Year

	Individual Grants
					Potential Realizable Value at
	Number of	% of Total			Assumed Annual Rates of
	Securities	Options			Stock Price Appreciation for
	Underlying	Granted to	Exercise or		Option Term(1)
	Options	Employees in	Base Price	Expiration
Name	Granted	Fiscal Year	(per share)	Date	5%	10%

Rowland Schaefer	25,000	62.5	11.89	11/1/2011	$186,938.93	$473,739.95

(1)	Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown, compounded annually, from the date of grant until the end of the option term. The amounts have been calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, a named executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, if the executive officer were to sell the shares on the date of exercise. Therefore, there is no assurance that the value realized will be equal to or near the potential realizable value as calculated in this table.

Option Exercises and Year-End Values

      The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended February 2, 2002 by each of the named executive officers and the number and value of unexercised options held by each of the name executive officers on February 2, 2002.

	Number of	Value of Unexercised
	Unexercised	In-the-Money
	Options at Fiscal	Options at Fiscal
	Year End(#)	Year-End($)(1)

	Exercisable/	Exercisable/
Name	Unexercisable	Unexercisable

Rowland Schaefer	75,000/265,000	57,650/357,350
Ira D. Kaplan	93,410/81,590	51,248/0
Marla L. Schaefer	53,125/21,875	34,165/0
E. Bonnie Schaefer	53,125/21,875	34,165/0
Mark Smith(2)	99,998/250,002	42,916/85,834

(1)	Represents the difference between the closing price of the common stock on the New York Stock Exchange on February 1, 2002 ($18.60) and the exercise price of the options.

(2)	Mr. Smith resigned from his position with Claire’s Accessories UK, Ltd. in May 2002.

Compensation of Directors

      Our non-employee directors currently receive an annual retainer of $35,000 and are entitled to reimbursement for out-of-pocket expenses incurred in connection with the attendance at board of directors and committee meetings.

Compensation Committee Interlocks and Insider Participation

      The board of directors has not established a compensation committee, except for the stock option committee and the special compensation committee.

      All decisions regarding the compensation of executive officers, with the exception of those made by the stock option committee and the special compensation committee, are determined by the board of directors as a whole. Rowland Schaefer, Marla L. Schaefer, Ira D. Kaplan and E. Bonnie Schaefer are officers and employees of Claire’s or Claire’s Boutiques. Each management director is asked to excuse himself or herself from discussions and decisions regarding his or her performance and compensation.

Board Report on Executive Compensation

      The following Report on Executive Compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report or the performance graph by reference therein.

Overview

      The board of directors (through the stock option committee and the special compensation committee) administers our executive compensation program which is structured to promote the achievement of our business goals and, thereby, to maximize corporate performance and shareholder return. Each management director is asked to excuse himself or herself from discussions and decisions regarding his or her performance and compensation. Our executive compensation is based primarily upon

•	base salary;

•	grants of stock options; and

•	special achievement bonuses.

Compensation Philosophy

      The board believes that it is important to have stock incentives constitute a portion of each executive’s compensation package in order to help align executive and shareholder interests. In determining the total amount and mixture of the compensation package for each executive officer, the board considers the overall value to each executive of his or her compensation package in light of numerous factors, including:

•	competitive position;

•	individual performance, including the expected contribution to our goals by each executive officer; and

•	our long-term needs and goals, including attracting and retaining key management personnel.

      The overall objectives of this strategy are as follows:

•	to attract and retain the best possible executive talent;

•	to motivate our executives to achieve goals inherent in our business strategy; and

•	to link executive and shareholder interests and to provide a compensation package that recognizes individual contributions as well as overall business results.

      We also rely upon stock options to reward and incentivize the performance of executives. The board believes that stock options have been and remain an excellent vehicle for compensating our employees. Because the option exercise price for the employees generally equals or exceeds the price of our common stock on the date of grant, employees recognize a gain only if the value of our common stock increases. As a result, options effectively align the interests of our executive officers with our shareholders by tying a significant portion of each executive’s total long-term compensation to our continued growth and appreciation of our shares. Also, the stock ownership gives employees a greater personal stake in us.

Compensation of our Chairman of the Board, President and Chief Executive Officer

      The compensation paid to Rowland Schaefer, our Chairman of the Board, President and Chief Executive Officer, in the fiscal year ended February 2, 2002 is reflected in the table under “Executive Compensation — Summary Compensation Table” above. The base salary paid to Mr. Schaefer during the fiscal year ended February 2, 2002 took into account Mr. Schaefer’s active role in our management, our financial performance during the prior fiscal year in light of the challenges and expectations for us in fiscal 2002, Mr. Schaefer’s stature within the industry as a spokesman for Claire’s and his more than 30 years of service as our senior executive officer. The base salary has also been fixed at a level that the board believes is competitive with amounts paid to senior executive officers with comparable qualifications, experience and responsibilities. At the 2000 annual meeting, our shareholders approved the 2000 incentive compensation plan which provides for the annual payment of additional incentive compensation to Mr. Schaefer based upon the percentage increase in our consolidated pre-tax income. However, because there was no increase in our consolidated pre-tax income for fiscal 2002, no amounts were paid to him under the plan.

Compensation of our Senior Vice President and Chief Financial Officer

      The base salary of Ira Kaplan, our Chief Financial Officer, has been fixed at a level which the board believes is competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities.

Section 162(m) of the Internal Revenue Code

      In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended. This section generally provides that no publicly held company shall be permitted to deduct compensation in excess of $1 million paid in any taxable year to its chief executive officer or any of its four other highest paid officers unless:

•	the compensation is payable solely on account of the attainment of performance goals;

•	the performance goals are determined by a compensation committee of two or more outside directors;

•	the material terms under which compensation is to be paid are disclosed to and approved by the shareholders of the company; and

•	the compensation committee certifies that the performance goals were met.

      The effect of Section 162(m) is applicable to us only in the case of our Chairman as he is the only of our current executive officers who has received compensation in excess of $1 million. The board currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to other executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements. We believe that our stock option plans and the 2000 incentive compensation plan for our Chairman have been structured in a manner that satisfies the requirements of Section 162(m).

Conclusion

      Consistent with our compensation philosophy, the board believes that our compensation program provides incentive to attain strong financial performance and is strongly aligned with shareholder interests. The board believes that our compensation program directs the efforts of our executive officers toward the continued achievement of growth and profitability for the benefit of our shareholders.

Members of the board of directors

Rowland Schaefer
Ira Kaplan
Irwin L. Kellner, Ph.D.
Bruce G. Miller
Marla L. Schaefer
E. Bonnie Schaefer
Steven H. Tishman

Certain Relationships and Related Transactions

      Leasing Transactions. We lease approximately 33,000 square feet for our executive offices located in Pembroke Pines, Florida from Rowland Schaefer & Associates, a general partnership (formerly Two Centrum Plaza Associates) owned by two corporate general partners. One corporate general partner is controlled by Mr. Rowland Schaefer, our Chairman, and the other corporate general partner is controlled by immediate family members of our Chairman, including Marla Schaefer and E. Bonnie Schaefer, our two Co-Vice Chairmen. Ira Kaplan, our Chief Financial Officer, has an approximate 5% interest in one of the corporate general partners. During Fiscal 2002, we paid Rowland Schaefer & Associates, Inc. $608,000 for rent and $239,000 for real estate taxes and operating expenses as required under the lease. The lease expires on July 31, 2005.

      We lease retail space for a Claire’s Boutiques store in New York City from 720 Lexington Realty LLC, a limited liability corporation that is controlled by immediate family members of our Chairman, including our two Co-Vice Chairmen and another daughter of our Chairman. We entered into the lease with 720 Lexington Realty LLC in Fiscal 2002, which is when 720 Lexington Realty LLC purchased the property from the prior owner. During Fiscal 2002, we paid $255,000 of rent and $1,463 for percentage of sales rent to 720 Lexington Realty LLC. The terms under our lease with 720 Lexington Realty LLC are the same terms as were in effect when we leased the retail space from an unaffiliated third party prior to the purchase by 720 Lexington Realty LLC. The lease expires on January 31, 2005.

      Management believes that these lease arrangements are on no less favorable terms than we could obtain from unaffiliated third parties.

      Loans to Officers. We have outstanding loans to certain of our current and former executive officers. At February 2, 2002, we had an outstanding loan to our Chief Financial Officer in the principal amount of $600,000, which represents the greatest principal amount outstanding during Fiscal 2002. The loan bears interest at a floating rate equal to the applicable minimum Federal rate, which was 2.71% per annum as of February 2, 2002, is payable on demand, and was made for real estate improvements. At February 2, 2002, we had an outstanding loan to Mark Smith, our former Chief Executive of Europe in the principal amount of 300,000 British pounds (or approximately $440,000 at the current exchange rate), which represents the greatest principal amount outstanding during Fiscal 2002. The loan does not bear any interest, is payable on demand upon the occurrence of certain events, and was made for real estate improvements. At February 2, 2002, we had an outstanding loan to the wife of our Chairman in the principal amount of $250,000, which represents the greatest principal amount outstanding during Fiscal 2002. The loan to our Chairman’s wife was made for personal expenses and was repaid in April 2002. During the time the loan was outstanding, the loan bore interest at a floating rate equal to the applicable Federal rate, which was 2.71% per annum as of February 2, 2002, and was payable on demand. At February 2, 2002, we also had two outstanding loans that were made to our former President and Chief Operating Officer, Thomas Souza, in the aggregate principal amount of $551,000. The loans bear interest at a rate of 8.5% per annum and are payable upon demand. We have filed a suit against Mr. Souza for, among other things, repayment of these loans. As part of this lawsuit, Mr. Souza is challenging the terms and purposes for the loan.

      Other Arrangements with our Chairman. From time to time, we advance payments for personal expenses on behalf of our Chairman. At February 2, 2002, we had advanced approximately $433,000 of personal expenses for our Chairman. As of April 30, 2002, our Chairman had reimbursed us for all of these expenses. These advanced expenses, as well as the $250,000 loan to our Chairman’s wife, were repaid to us from the proceeds of a $750,000 loan made by us to our Chairman. The loan was made in April 2002, bears interest at a rate of 4.6% per annum, and matures in April 2004.

      We have made discretionary annual payments (prorated for any partial year) of $60,000 to the wife of our Chairman since her retirement in 1999. These discretionary payments were terminated in April 2002 and were made in consideration of her past services to us as a director and vice president.

      See also “Compensation Committee Interlocks and Insider Participation.”

CORPORATE PERFORMANCE GRAPH

      The following graph compares the cumulative total return of an investment in our common stock with an investment in the S&P 500 Stock Index and the S&P Retail (Specialty Apparel) Index for the five fiscal years ending February 2, 2002. This graph assumes the investment of $100 in our common stock, the S&P 500 and the S&P Retail (Specialty Apparel) Index on January 31, 1997 and assumes dividends are reinvested. Measurement points are on the last trading day of each of the five fiscal years.

	1/97	1/98	1/99	1/00	1/01	1/02

Claire’s Stores, Inc.	$100.00	$125.34	$140.52	$134.61	$142.72	$136.65
S&P 500	$100.00	$126.91	$168.14	$185.54	$183.87	$154.18
S&P Retail (Specialty Apparel)	$100.00	$181.59	$375.80	$358.37	$334.53	$236.19

*	$100 invested on 01/31/97 in stock or index — including reinvestment of dividends, fiscal year ending January 31.

RELATIONSHIP WITH OUR INDEPENDENT AUDITORS

      The firm of KPMG LLP has been our independent auditors since 1993 and will be our independent auditors for the current fiscal year unless the board of directors deems it advisable to make a substitution. One or more representatives of the firm is expected to attend the meeting and be available to respond to any appropriate questions. These representatives will be given an opportunity to make statements at the meeting if they so desire.

FEES PAID TO OUR INDEPENDENT AUDITORS

      The rules of the SEC require us to disclose fees billed by our independent auditors for services rendered to us for the fiscal year ended February 2, 2002.

Audit Fees

      The aggregate fees billed by KPMG LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended February 2, 2002 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $370,000.

Financial Information Systems Design and Implementation Fees

      KPMG LLP billed no fees for professional services rendered to us for information technology services relating to financial information systems design and implementation for the fiscal year ended February 2, 2002.

All Other Fees

      The aggregate fees billed by KPMG LLP for services rendered to us, other than the services described above under “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” for the fiscal year ended February 2, 2002 were $92,000.

MISCELLANEOUS

Annual Report on Form 10-K

      We have mailed copies of our annual report with this proxy statement to holders of shares of common stock and Class A common stock as of the record date, April 26, 2002. We will provide without charge, to each holder of shares of common stock and Class A common stock as of the record date, a copy of our annual report on Form 10-K for the fiscal year ended February 2, 2002 as filed with the SEC on the written request of any such holder addressed to our Director of Investor Relations at Claire’s Stores, Inc., 3 S.W. 129th Avenue, Pembroke Pines, Florida 33027.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act requires our directors and executive officers, as well as persons who own more than 10% of a registered class of our equity securities, collectively referred to as the reporting persons, to file reports of initial beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Such reporting persons are also required by SEC regulations to furnish us with copies of all such reports that they file.

      To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during and with respect to the fiscal year ended February 2, 2002, all reporting persons have timely complied with all filing requirements applicable to them; except that a Form 5 for a grant to our Chairman in November 2001 of options to purchase 25,000 shares of our common stock under our 1996 Stock Option Plan was inadvertently not timely filed.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

      Shareholders interested in presenting a proposal to be considered for inclusion in the proxy statement for presentation at the 2003 annual meeting of shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by us on or before February 5, 2003.

      After the February 5, 2003 deadline, shareholders interested in presenting a proposal for consideration at the 2003 annual meeting of shareholders may submit the proposal and present it at the 2003 annual meeting, but we are not obligated to include the proposal in our proxy materials. If a proposal is not submitted and received by April 22, 2003, the persons named in our proxy for the 2003 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal.

OTHER MATTERS

      As of the date of this proxy statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

By order of the board of directors,

/s/ ROWLAND SCHAEFER

ROWLAND SCHAEFER
Chairman of the Board and President

June 3, 2002

APPENDIX A

CLAIRE’S STORES, INC.

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

PURPOSE AND SCOPE

      This Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Claire’s Stores, Inc., a Florida corporation (the “Company”). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

•	the financial reports and other written financial information filed by the Company with the United States Securities and Exchange Commission;

•	the Company’s systems of internal accounting and financial controls; and

•	the independence and performance of the Company’s outside auditors.

      In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company’s:

•	independent auditors,

•	internal accounting staff, and

•	management.

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company or any of its subsidiaries. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

      The Committee may request any officer or employee of the Company or any of its subsidiaries or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

      The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company’s Proxy Statement for the Company’s annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission.

MEMBERS OF THE COMMITTEE

      The Committee shall be comprised of not less than three members of the Board. The members of the Committee shall meet all “independence” and qualification requirements of the rules and regulations of the New York Stock Exchange, as such rules and regulations may be amended or supplemented from time-to-time. Accordingly, each member of the Committee must be a director who:

•	has no relationship to the Company that may interfere with the exercise of his or her independence judgment; and

•	is financially literate or who becomes financially literate within a reasonable period of time after appointment to the Committee.

      In addition, at least one member of the Committee must have accounting or related financial management expertise. Under exceptional and limited circumstances, however, one director who is a former employee of the Company or an immediate family member of a former executive officer of the Company or any of its affiliates, but who fails to meet the independence requirements due to the three-year restriction period imposed by the rules and regulations of the New York Stock Exchange, may serve on the Committee if:

•	the Board determines in its business judgment that membership on the Committee by the individual is required in the best interests of the Company and its shareholders, and

•	the Company otherwise complies with all other requirements of the rules and regulations of the New York Stock Exchange with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time-to-time.

KEY RESPONSIBILITIES AND PROCESSES

      The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of the Committee’s activities to the Board. The Committee recognizes that management shall be responsible for preparing the Company’s financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances.

1.	The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company’s shareholders. The Committee and the Board shall have the ultimate authority and responsibility to select (or to nominate for shareholder approval) the independent auditors, to approve the fees to be paid to the independent auditors, to evaluate the performance of the independent auditors, and, if appropriate, to replace the independent auditors.

2.	The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls, including the Company’s system to monitor and manage business risk. To the extent the Committee deems it to be necessary, the Committee shall meet separately with the internal accounting staff and the independent auditors, with or without management present, as well as the Company’s Chief Financial Officer and other management personnel, to discuss the results of the Committee’s examinations.

3.	The Committee shall:

•	ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

•	discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

•	recommend that the Board take appropriate action in response to the independent auditors’ report to satisfy the Board of the auditors’ independence.

4.	The Committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the auditors’ judgment about the quality, not just acceptability, of the Company’s accounting principles, the consistency of the Company’s accounting policies and their application, and the clarity and completeness of the Company’s financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

5.	The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s Proxy Statement to be delivered to shareholders in connection with the Company’s annual meeting of shareholders.

      With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

Dated: August 20, 2001

[USE ONLY FOR CLASS A COMMON STOCK]

CLAIRE’S STORES, INC.

ANNUAL MEETING OF SHAREHOLDERS — JUNE 27, 2002

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned, a shareholder of CLAIRE’S STORES, INC. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Mr. Rowland Schaefer and Ms. Marla L. Schaefer, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at The St. Regis, Two East 55th Street, at Fifth Avenue, New York, New York, on June 27, 2002 at 11:30 a.m., New York City time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of Class A Common Stock of said Company which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated June 3, 2002, receipt of which, together with the Annual Report to Shareholders is hereby acknowledged, as follows:

1.	Election of Directors by the holders of the Common Stock and the Class A Common Stock, voting together as a single class.

☐ FOR the nominees listed below:		☐ WITHHOLD AUTHORITY to vote for the nominees listed below:
Rowland Schaefer Steven H. Tishman E. Bonnie Schaefer	Ira D. Kaplan Marla L. Schaefer	Irwin L. Kellner, Ph.D. Bruce G. Miller

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

(Continued and to be SIGNED on the OTHER SIDE)

2.	In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Meeting.

    THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN ITEM 1.

Dated:
, 2002

Signature

Signature if held jointly

NOTE: Your signature should appear as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The Board of Directors requests that you fill in, sign, date and return the proxy card promptly using the enclosed envelope.

[USE ONLY FOR COMMON STOCK]

CLAIRE’S STORES, INC.

ANNUAL MEETING OF SHAREHOLDERS — JUNE 27, 2002

This Proxy is solicited on behalf of the Board of Directors

     The undersigned, a shareholder of CLAIRE’S STORES, INC. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Mr. Rowland Schaefer and Ms. Marla L. Schaefer, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at The St. Regis, Two East 55th Street, at Fifth Avenue, New York, New York, on June 27, 2002 at 11:30 a.m., New York City time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of Common Stock of said Company which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated June 3, 2002, receipt of which, together with the Annual Report to Shareholders is hereby acknowledged, as follows:

1.	Election of Directors by the holders of the Common Stock and the Class A Common Stock, voting together as a single class.

☐ FOR the nominees listed below:		☐ WITHHOLD AUTHORITY to vote for the nominees listed below:
Rowland Schaefer Steven H. Tishman E. Bonnie Schaefer	Ira D. Kaplan Marla L. Schaefer	Irwin L. Kellner, Ph.D. Bruce G. Miller

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

(Continued and to be SIGNED on the OTHER SIDE)

2.	In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Meeting.

    THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN ITEM 1.

Dated:
, 2002

Signature

Signature if held jointly

NOTE: Your signature should appear as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The Board of Directors requests that you fill in, sign, date and return the proxy card promptly using the enclosed envelope.